SALOMON BROTHERS WORLDWIDE INCOME FUND INC

December 20, 1996

Dear Shareholders:

We are pleased to provide this annual report for the Salomon Brothers Worldwide Income Fund Inc (the "Fund"), including market commentary, audited financial statements, the related report of independent accountants and other information about the Fund.

In the latest fiscal quarter ended October 31, 1996, the net asset value of the Fund increased to $15.25 per share from $13.58 per share as of July 31, 1996. Dividends of $0.35625 per share were declared during the quarter. Assuming that these dividends were reinvested in additional shares of the Fund, the net asset value return for the quarter was 15.06%. During the same period, the Salomon Brothers Brady Bond Index returned 10.41%.

For the full fiscal year ended October 31, 1996, the net asset value return for the Fund was 59.10% -- well ahead of the 39.91% return for the Salomon Brothers Brady Bond Index over the same period.

Investments in securities of emerging market issues, including both obligations of sovereign governments and corporate issuers, totaled approximately 83% of total investments as of October 31, 1996. The remainder of the Fund's long-term portfolio assets was invested in U.S. high-yield corporate bonds.

EMERGING MARKETS

The very strong performance of the emerging debt markets has been driven by a relatively stable U.S. Treasury bond market and positive economic developments in a number of key countries. The combination of favorable market conditions and relatively high yields has encouraged institutional investors to increase their asset allocations to emerging markets debt securities.

The market has been focused on developments in Russia for much of the past year. Boris Yeltsin was reelected president in a two-round election process that culminated in early July. Yeltsin's victory was encouraging to investors, and offered further evidence that the citizens of emerging market countries continue to endorse free-market reform candidates at the ballot box. Now recovering from surgery, President Yeltsin is expected to resume his responsibilities on a full-time basis early in the new year.

The International Monetary Fund (the "IMF") has played an important role in encouraging free-market reforms in Russia, as well as Venezuela and Bulgaria. One of the key elements of the IMF agreement with Russia is a provision to increase tax revenues through improved compliance with tax regulations on the part of Russian corporations. In Venezuela, an agreement has been reached with the IMF that has helped stabilize the economy. Under the new terms, Venezuela has lifted foreign exchange and interest rate controls and increased domestic gasoline prices. The IMF has also helped promote free-market reform in Bulgaria, although Bulgaria is in an earlier stage of its development cycle than either Venezuela or Russia. As part of an overall IMF agreement, Bulgaria will close money-losing banks and corporations. Discussions are now underway between the IMF and Bulgaria's Central Bank about the establishment of a currency board that would help curb inflation and improve monetary and fiscal discipline.

Brazil continues to make progress on an overall program of constitutional change. The Central Bank maintains a disciplined monetary policy aimed at reducing inflation. If progress continues, it seems likely that Brazil's debt will be upgraded.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

The Moroccan economy has recovered dramatically from a severe recession in 1995. The country's gross domestic product (GDP) is likely to grow in excess of 10% in 1996, driven largely by a recovery in the agricultural sector following the severe drought of 1995.

In Ecuador, a populist candidate, Abdala Bucaram, has been elected President. While investors were concerned initially about the new administration's economic policies, Bucaram has made several reassuring appointments to key economic posts, notably Central Bank President Augusto de la Torre. The government has now presented a budget that includes reforms which should make the economy more competitive.

As evidence of the overall health of the market, investors have shown a willingness to provide long-term debt financing to several emerging market countries, including Argentina, Mexico and the Philippines. The latter two countries completed exchange offers of new bonds for collateralized Brady Bonds. The Philippine offering was a 20-year fixed-rate issue and Mexico offered 30-year fixed-rate bonds. Mexico's return to the market was particularly encouraging to investors.

HIGH-YIELD MARKET

Relatively stable interest rates in the U.S., combined with slow but steady economic growth, have traditionally provided a very good environment for high-yield assets. Inflows into mutual funds were at record levels for the year. The Salomon Brothers High-Yield Index rose 4.59% for the October quarter and 11.06% for the full fiscal year.

                                  *     *     *

In a continuing effort to provide timely information concerning the Fund, shareholders may call 1-800-SALOMON (1-800-725-6666), Monday through Friday from 8:30 am to 6:00 pm EST for a recorded periodic update of the developments affecting the markets in which the Fund invests, as well as the Fund's current net asset value, portfolio manager comments and other information regarding the Fund's portfolio holdings and allocations. Although the Fund will continue to issue a semi-annual and annual report to shareholders, a press release containing financial highlights and other Fund information will be issued in lieu of a first and third quarter interim report. This will result in some cost savings for the Fund while still providing shareholders with current information about the Fund. For information concerning your Salomon Brothers Worldwide Income Fund stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

All of us at Salomon Brothers Asset Management appreciate the confidence you have demonstrated in the past and hope to continue to serve you in future years.

                                                    Sincerely,

                                                    /s/ MICHAEL S. HYLAND

                                                    MICHAEL S. HYLAND
                                                    Chairman and President

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS

October 31, 1996

        PRINCIPAL
         AMOUNT                                                                                         VALUE
          (000)                                 SOVEREIGN BONDS -- 90.5%                               (NOTE 2)
-----------------------------------------------------------------------------------------------------------------
                          ARGENTINA -- 15.5%
Peso       6,806+         Republic of Argentina, BOCON, Pre 1, 3.5148%, 4/1/01*(,)**...........      $  5,518,544
           2,372+         Republic of Argentina, BOCON, Pre 3, 3.5148%, 9/1/02*(,)**...........         1,648,356
           1,361          Republic of Argentina, BOCON, Pro 1, 3.5148%, 4/1/07*(,)**...........           857,420
US$        3,102+         Republic of Argentina, BOCON, Pre 2, 5.4453%, 4/1/01*(,)**...........         2,825,230
          23,202+         Republic of Argentina, FRB, 6.625%, 3/31/05*.........................        19,097,735
                                                                                                     ------------
                                                                                                       29,947,285
                                                                                                     ------------
                          BRAZIL -- 18.0%
          36,959+         Federal Republic of Brazil, C Bond, 8.00%, 4/15/14**.................        25,501,518
           6,000          Federal Republic of Brazil, Investment (Exit) Bond, 6.00%, 9/15/13...         4,095,000
           6,500+         Federal Republic of Brazil, NMB, Series L, 6.5625%, 4/15/09*.........         5,110,625
                                                                                                     ------------
                                                                                                       34,707,143
                                                                                                     ------------
                          BULGARIA -- 3.5%
          21,000          Republic of Bulgaria, FLIRB, Series A, 2.25%, 7/28/12*...............         6,798,750
                                                                                                     ------------
                          COSTA RICA -- 4.2%
          10,000+         Costa Rica, Principal Bond, Series B, 6.25%, 5/21/15.................         8,000,000
                                                                                                     ------------
                          ECUADOR -- 16.0%
          55,585+         Republic of Ecuador, PDI Bond, 6.50%, 2/27/15*(,)**..................        30,884,398
                                                                                                     ------------
                          HUNGARY -- 4.4%
           8,000+         National Bank of Hungary, 8.875%, 11/1/13............................         8,550,000
                                                                                                     ------------
                          MEXICO -- 6.0%
             630          United Mexican States, Global Bond, 11.50%, 5/15/26..................           628,425
                          United Mexican States, Par Bond, Series A, 6.25%, 12/31/19 (including
           2,550+           2,550,000 rights)..................................................         1,792,969
                          United Mexican States, Par Bond, Series B, 6.25%, 12/31/19 (including
          13,000            13,000,000 rights).................................................         9,140,625
                                                                                                     ------------
                                                                                                       11,562,019
                                                                                                     ------------
                          PANAMA -- 5.2%
           4,615+         Republic of Panama, FRN, 6.62891%, 5/10/02*..........................         4,442,323
           8,500+         Republic of Panama, IRB, 3.50%, 7/17/14*.............................         5,594,062
                                                                                                     ------------
                                                                                                       10,036,385
                                                                                                     ------------
                          POLAND -- 5.2%
          12,201          Republic of Poland, PDI Bond, 4.00%, 10/27/14*,w.....................        10,065,825
                                                                                                     ------------
                          RUSSIA -- 4.0%
          11,750          Russia, IAN, 12/31/15(A).............................................         7,766,016
                                                                                                     ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

October 31, 1996

        PRINCIPAL
         AMOUNT                                                                                         VALUE
          (000)           SOVEREIGN BONDS (CONCLUDED)                                                  (NOTE 2)
-----------------------------------------------------------------------------------------------------------------
                          SOUTH AFRICA -- 0.6%
ZAL        6,000          Republic of South Africa Notes, 12.00%, 2/28/05w.....................      $  1,048,925
                                                                                                     ------------
                          URUGUAY -- 1.2%
US$        2,500          Uruguay, DCB, Series B, 6.6875%, 2/18/07*............................         2,387,500
                                                                                                     ------------
                          VENEZUELA -- 6.7%
           5,000+         Republic of Venezuela, DCB, Series DL, 6.625%, 12/18/07*.............         4,103,125
           4,500+         Republic of Venezuela, FLIRB, Series A, 6.625%, 3/31/07*.............         3,743,437
           6,000+         Republic of Venezuela, FLIRB, Series B, 6.50%, 3/31/07*..............         4,991,250
                                                                                                     ------------
                                                                                                       12,837,812
                                                                                                     ------------
                          TOTAL SOVEREIGN BONDS (cost $145,317,145)............................       174,592,058
                                                                                                     ------------
                          LOAN PARTICIPATIONS++ -- 12.2%
-----------------------------------------------------------------------------------------------------------------
                          Republic of Jamaica,
             556            Tranche A, 6.34375%, 10/15/00* (Chase Manhattan)...................           544,419
                          Kingdom of Morocco,
          11,850+           Tranche A, 6.4375%, 1/1/09* (Merrill Lynch, J P Morgan)............         9,383,719
          13,235            Tranche B, 6.4375%, 1/1/04* (Morgan Stanley, Bankers Trust)........        12,201,287
                          Russia,
                            Bank for Foreign Economic Affairs, Vnesheconombank, Floating Rate,
           2,000            12/31/99 (B) (Chase Manhattan).....................................         1,467,500
                                                                                                     ------------
                          TOTAL LOAN PARTICIPATIONS (cost $23,081,277).........................        23,596,925
                                                                                                     ------------
                          CORPORATE BONDS -- 12.2%
-----------------------------------------------------------------------------------------------------------------
                          Canada,
C$         3,000+           Rogers Cable Systems, 9.65%, 1/15/14...............................         2,147,731
                          Mexico,
US$        2,000+           Grupo Industrial Durango, 12.00%, 7/15/01..........................         2,045,000
                          United States,
             649            American Pad & Paper, Series B, 13.00%, 11/15/05...................           754,463
           2,000+           Berry Plastics Corp., 12.25%, 4/15/04..............................         2,170,000
           1,000            Carr Gottstein Foods Co., 12.00%, 11/15/05.........................         1,060,000
           1,000            Cliffs Drilling Co., 10.25%, 5/15/03...............................         1,037,500
           1,000            Four M Corp., 12.00%, 6/1/06##.....................................         1,040,000
                            Jordan Industries, Inc., Zero Coupon until 8/1/98 (11.75%
           3,000+             thereafter), 8/1/05..............................................         2,325,000
                            Marcus Cable Co., Zero Coupon until 6/15/00 (14.25% thereafter),
           1,750              12/15/05.........................................................         1,155,000
           1,000            Norcal Waste Systems, 12.75%, 11/15/05*............................         1,087,500
           1,500+           Penn Traffic Co., 9.625%, 4/15/05..................................           806,250
           1,000            Remington Product Co. LLC, 11.00%, 5/15/06##.......................         1,012,500

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (concluded)

October 31, 1996

        PRINCIPAL
         AMOUNT                                                                                         VALUE
          (000)                                CORPORATE BONDS (CONCLUDED)                             (NOTE 2)
-----------------------------------------------------------------------------------------------------------------
US$        1,000            Samsonite Corp., 11.125%, 7/15/05..................................      $  1,075,000
           1,000            Selmer Inc., 11.00%, 5/15/05.......................................         1,070,000
           1,000            SFX Broadcasting, 10.75%, 5/15/06..................................         1,027,500
           1,250+           Valcor Inc., 9.625%, 11/1/03.......................................         1,168,750
           1,562+           Venture Holdings Trust, 9.75%, 4/1/04..............................         1,397,990
           1,000            Wyndham Hotel Corp., 10.50%, 5/15/06...............................         1,055,000
                                                                                                     ------------
                          TOTAL CORPORATE BONDS (cost $23,739,422).............................        23,435,184
                                                                                                     ------------
                          WARRANTS(#) -- 0.0%
-----------------------------------------------------------------------------------------------------------------
                          Berry Plastics (Each warrant exchangeable for cash value of
2,000 Warrants              $45.02.)...........................................................            90,040
                                                                                                     ------------
                          REPURCHASE AGREEMENTS -- 9.5%
-----------------------------------------------------------------------------------------------------------------
                          State Street Bank and Trust Co., 5.47%, cost $9,210,000, dated
                            10/31/96, $9,211,399 due 11/1/96, (collateralized by $9,280,000,
US$        9,210            6.00%, U.S. Treasury Notes due 8/31/97, valued at $9,396,000)......         9,210,000
                          Union Bank of Switzerland, 5.50%, cost $9,210,000, dated 10/31/96,
                            $9,211,407 due 11/1/96, (collateralized by $9,336,000, 5.75%, U.S.
           9,210            Treasury Notes due 9/30/97, valued at $9,394,350)..................         9,210,000
                                                                                                     ------------
                          TOTAL REPURCHASE AGREEMENTS (cost $18,420,000).......................        18,420,000
                                                                                                     ------------
                          TOTAL INVESTMENTS -- 124.4% (cost $210,557,844)......................       240,134,207
                                                                                                     ------------
                          LIABILITIES IN EXCESS OF OTHER ASSETS -- (24.4%).....................       (47,120,584)
                                                                                                     ------------
                          NET ASSETS -- 100.0%
                          (equivalent to $15.25 per share on 12,657,133 common shares
                          outstanding).........................................................      $193,013,623
                                                                                                     ============

--------------------------------------------------------------------------------

 * Rate shown reflects current rate on variable rate instrument or instrument with step coupon rates.

** Payment-in-kind security for which all or part of the interest earned is capitalized as additional principal.

 + All or a portion of this security is segregated as collateral pursuant to a loan agreement.

++ Loan Participation Notes were acquired through the financial institutions indicated parenthetically.

 #  Non-income producing.

## Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

W Securities valued at $11,114,750 as of October 31, 1996 were segregated to be available for the purchase of delayed delivery and "when and if issued" securities with a total cost of $9,860,313.

(A) "When and if issued" security issued pursuant to Russia's Brady Plan debt restructuring. The Investment Adviser believes that this restructuring will be completed and finalized and that the related Brady Bonds will be issued. Accordingly, the Fund has marked-to-market its investment in this security at October 31, 1996.

(B) Non-income producing. Security is currently in default.

    BOCON   --  Bonos de Consolidacion.
    DCB     --  Debt Conversion Bond.
    FLIRB   --  Front Loaded Interest Reduction Bond.
    FRB     --  Floating Rate Bond.
    FRN     --  Floating Rate Note.
    IAN     --  Interest in Arrears Note.
    IRB     --  Interest Reduction Bond.
    NMB     --  New Money Bond.
    PDI     --  Past Due Interest.
    ZAL     --  South African Rand.

                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

October 31, 1996

ASSETS
Investments, at value (cost -- $210,557,844).................................................   $240,134,207
Cash.........................................................................................            278
Receivable for investments sold..............................................................     19,552,639
Interest receivable..........................................................................      3,544,844
Deferred organization expenses and other assets..............................................         56,688
                                                                                                ------------
        Total assets.........................................................................    263,288,656
                                                                                                ------------
LIABILITIES
Payable for investments purchased............................................................      7,872,813
Loan payable (Note 5)........................................................................     60,000,000
Loan interest payable (Note 5)...............................................................      1,959,987
Accrued expenses.............................................................................        270,790
Advisory fee payable.........................................................................        146,961
Administration fee payable...................................................................         24,482
                                                                                                ------------
        Total liabilities....................................................................     70,275,033
                                                                                                ------------
NET ASSETS
Common Stock ($.001 par value, authorized 100,000,000 shares; 12,657,133 shares
  outstanding)...............................................................................         12,657
Additional paid-in capital...................................................................    176,709,696
Undistributed net investment income..........................................................        243,740
Accumulated net realized loss on investments.................................................    (13,529,001)
Net unrealized appreciation on investments and foreign currency translation..................     29,576,531
                                                                                                ------------
        Net assets...........................................................................   $193,013,623
                                                                                                ------------
NET ASSET VALUE PER SHARE ($193,013,623 / 12,657,133 shares).................................   $      15.25
                                                                                                ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

-----------------------------------------------
STATEMENT OF OPERATIONS

For the Year Ended October 31, 1996

NET INVESTMENT INCOME
    INCOME
        Interest (includes discount accretion of $9,685,002)......................                 $31,621,091
    EXPENSES
        Investment advisory fees..................................................   $1,485,137
        Administration fees.......................................................      247,523
        Reports to shareholders...................................................      138,410
        Custodian's fees and expenses.............................................      105,409
        Audit fees and expenses...................................................       86,867
        Legal fees and expenses...................................................       67,465
        Transfer agent's fees and expenses........................................       60,650
        Accounting fees...........................................................       57,416
        Directors' fees...........................................................       51,521
        Registration fees.........................................................       25,828
        Amortization of organization expenses.....................................       22,227
        Miscellaneous.............................................................       24,969
                                                                                     ----------
    Total operating expenses......................................................    2,373,422
        Loan interest expense (Note 5)............................................    4,079,986
                                                                                     ----------
    Total expenses................................................................                   6,453,408
                                                                                                   -----------
    Net investment income.........................................................                  25,167,683
                                                                                                   -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
    Net realized gain on:
        Investment transactions...................................................                   6,309,107
        Foreign currency transactions.............................................                      90,488
                                                                                                   -----------
                                                                                                     6,399,595
                                                                                                   -----------
    Net change in unrealized appreciation/depreciation on:
        Investments...............................................................                  43,905,024
        Foreign currencies........................................................                      37,535
                                                                                                   -----------
                                                                                                    43,942,559
                                                                                                   -----------
    Net gain on investments and foreign currency transactions.....................                  50,342,154
                                                                                                   -----------
    NET INCREASE IN NET ASSETS FROM OPERATIONS....................................                 $75,509,837
                                                                                                   -----------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS

For the Year Ended October 31, 1996

INCREASE (DECREASE) IN CASH
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
    Sales of short-term portfolio investments, net..........................................   $ (11,735,292)
    Purchases of long-term portfolio investments............................................    (201,236,340)
    Proceeds from disposition of long-term portfolio investments and principal paydowns.....     220,516,442
                                                                                               -------------
                                                                                                   7,544,810
    Net investment income...................................................................      25,167,683
    Accretion of discount on investments....................................................      (9,685,002)
    Interest on payment-in-kind bonds.......................................................      (5,089,216)
    Amortization of organization expenses...................................................          22,227
    Net change in receivables/payables related to operations................................        (774,531)
                                                                                               -------------
        Net cash flows provided by operating activities.....................................      17,185,971
                                                                                               -------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
    Cash dividends paid.....................................................................     (19,539,427)
                                                                                               -------------
        Net cash used for financing activities..............................................     (19,539,427)
                                                                                               -------------
Net decrease in cash........................................................................      (2,353,456)
Cash at beginning of period.................................................................       2,353,734
                                                                                               -------------
Cash at end of period.......................................................................   $         278
                                                                                               -------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                              YEAR ENDED          YEAR ENDED
                                                                           OCTOBER 31, 1996    OCTOBER 31, 1995
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net investment income...............................................     $ 25,167,683        $ 21,624,206
    Net realized gain (loss) on investments and foreign currency
      transactions......................................................        6,399,595         (28,807,083)
    Net change in unrealized appreciation/depreciation on investments
      and foreign currencies............................................       43,942,559          17,573,778
                                                                             ------------        ------------
    Net increase in net assets from operations..........................       75,509,837          10,390,901
DIVIDENDS AND DISTRIBUTIONS
    Dividends from net investment income................................      (18,036,443)        (17,770,598)
    Distributions in excess of net investment income....................               --            (265,818)
                                                                             ------------        ------------
    Total dividends and distributions...................................      (18,036,443)        (18,036,416)
CAPITAL SHARE TRANSACTIONS
    Net increase in net assets from initial public offering of shares...               --              26,656+
                                                                             ------------        ------------
    Total increase (decrease)...........................................       57,473,394          (7,618,859)
NET ASSETS
    Beginning of period.................................................      135,540,229         143,159,088
                                                                             ------------        ------------
    End of period (includes undistributed net investment income of
      $243,740 and distributions in excess of net investment income of
      $973,643 for the year ended October 31, 1996 and 1995,
      respectively).....................................................     $193,013,623        $135,540,229
                                                                             ------------        ------------

--------------------------------------------------------------------------------

+ Adjustment to offering costs.

                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

The Salomon Brothers Worldwide Income Fund Inc (the "Fund") was incorporated in Maryland on October 21, 1993 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund commenced operations on December 31, 1993. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high-yield foreign sovereign debt securities and high-yield non-U.S. and U.S. corporate debt securities. As a secondary objective, the Fund seeks capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITIES VALUATION.   In valuing the Fund's assets, all securities for which
market quotations are readily available are valued (except as described below)
(i) at the last sales price prior to the time of determination if there were a sales price on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales price on such date and bid and asked quotations are available and (iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded sovereign bonds are typically traded internationally in the over-the-counter market and will be valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by the Board of Directors.

REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Fund's policy that its custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FOREIGN CURRENCY TRANSLATION.   The books and records of the Fund are maintained
in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities -- at the 12:00 noon rate of exchange reported by Reuters;

(ii) purchases and sales of investment securities, income and expenses -- at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

Net realized losses on foreign currency transactions represent net foreign exchange losses from disposition of foreign currency, gains or losses realized between the trade and settlement dates on security transactions, and the difference between amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received. Net currency gains and losses from valuing foreign currency denominated assets, except portfolio securities, and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currency translation.

FORWARD CURRENCY CONTRACTS.   A forward currency contract ("forward contract")
is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contracts are valued on each valuation date at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

CASH FLOW INFORMATION.   The Fund invests in securities and distributes
dividends and distributions from net investment income and from net realized gains which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts or premiums on debt obligations. For the year ended October 31, 1996, the Fund paid interest expense of $4,379,271.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME.   Securities transactions are
recorded on the trade date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Fund accretes discount on securities purchased using the effective interest method.

TAXES.   It is the Fund's intention to continue to meet the requirements of the
Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to shareholders. Therefore, no federal income tax or excise tax provision is required.

DIVIDENDS.   The Fund declares and pays dividends monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards will be distributed annually. Dividends are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes are reported as distributions in excess of net investment income and distributions in excess of net realized capital gains.

DEFERRED ORGANIZATION EXPENSES.   A total of $116,182 was incurred in connection
with the organization of the Fund. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations.

NOTE 3. MANAGEMENT AND ADMINISTRATION FEES AND OTHER TRANSACTIONS

The Fund has an Investment Advisory Agreement with Salomon Brothers Asset Management Inc (the "Adviser"), an indirect wholly-owned subsidiary of Salomon Inc, pursuant to which the Adviser acts as the Fund's investment adviser and is responsible for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities. The Fund pays the Adviser a monthly fee for its advisory services at an annual rate of .90% of the value of the Fund's average weekly net assets.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

Through August 31, 1995, the Fund also had an Administration Agreement with Prudential Mutual Fund Management, Inc. (the "Administrator"), pursuant to which the Administrator performed administrative services necessary for the operation of the Fund. The Fund paid the Administrator a monthly fee for its administration services at an annual rate of .15% of the value of the Fund's average weekly net assets up to $250 million and .125% of the value of such net assets in excess of $250 million.

Effective September 1, 1995, the Administration Agreement was amended to provide for the appointment of the Adviser as Administrator and Prudential Mutual Fund Management, Inc. as Sub-administrator (the "Sub-administrator"). Under the amended Agreement, the Fund pays the Administrator a monthly fee at an annual rate of .15% of the value of the Fund's average weekly net assets up to $250 million and .125% of the value of such net assets in excess of $250 million for its services, out of which the Administrator pays the Sub-administrator eighty percent of such fees collected for its services.

At October 31, 1996, the Adviser owned 8,474 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the Adviser.

The Fund pays each Director not affiliated with the Adviser a fee of $5,000 per year, a fee of $700 for attendance at each in-person meeting, a fee of $100 for participation in each telephonic meeting and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

NOTE 4. PORTFOLIO ACTIVITY AND FEDERAL INCOME TAX STATUS

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 1996 aggregated $206,025,780 and $221,387,823, respectively.

The federal income tax basis of the Fund's investments at October 31, 1996 was $211,132,750 and, accordingly, net unrealized appreciation for federal income tax purposes was $29,001,457 (gross unrealized appreciation -- $31,211,101; gross unrealized depreciation -- $2,209,644).

During the year ended October 31, 1996, permanent book/tax differences of $5,913,857 arising from foreign currency losses have been reclassified to undistributed net investment income from accumulated net realized loss on investments. Net investment income, net realized gains on investments and net assets were not affected by this reclassification.

During the current year, the Fund utilized capital loss carryforwards for federal income tax purposes of $12,517,812. The Fund has a remaining capital loss carryforward as of October 31, 1996 of $12,954,095 which expires in 2003. Accordingly, no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 5. BANK LOAN

The Fund borrowed $60,000,000 pursuant to a secured term loan agreement (the "Loan") with Morgan Guaranty Trust Company of New York. The Loan agreement was renewed on May 6, 1996 at an interest rate of 6.60156%, which is equal to six-month LIBOR plus 1.375% and the maturity date is November 6, 1996. Interest is payable upon maturity. In accordance with the terms of the Loan, the Fund must maintain a level of collateral to debt of between 175-225%. The collateral for the Loan was valued at $141,734,480 on October 31, 1996 and is being held in a segregated account by the Fund's custodian.

The net asset value of the Fund could be negatively affected if the Fund were required to liquidate assets in other than an orderly manner and/or in adverse market conditions to repay any bank loans outstanding.

NOTE 6. LOAN PARTICIPATIONS

The Fund invests in U.S. dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreements relating to the loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Fund may have difficulty disposing of Participations and Assignments because the market for such instruments is not highly liquid.

NOTE 7. CREDIT AND MARKET RISK

The yields of emerging market debt obligations and high yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. At October 31, 1996, the Fund has a concentration of credit risk in sovereign debt of emerging market countries.

Investing in foreign securities may also involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the risks of loss from currency devaluations and other exchange rate fluctuations.

NOTE 8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. As of October 31, 1996, the Fund did not have any outstanding forward contracts.

Consistent with its objective to seek high current income, the Fund invests in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal or interest is greater.

NOTE 9. EVENTS SUBSEQUENT TO OCTOBER 31, 1996

Subsequent to October 31, 1996, the Board of Directors of the Fund declared dividends of $.11875 per common share payable November 29, 1996 and $.17875 per common share payable December 30, 1996 to shareholders of record on November 13, 1996 and December 17, 1996, respectively.

The Loan Agreement with Morgan Guaranty Trust Company was renewed on November 6, 1996 at an interest rate of 6.5625%, which is equal to six-month LIBOR plus 1.375%, and the maturity date is May 6, 1997.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
                              (concluded)

NOTE 10. QUARTERLY DATA (UNAUDITED)

                                                                           NET REALIZED AND
                                                                         CHANGE IN UNREALIZED           NET INCREASE
                                                                          GAINS (LOSSES) ON          (DECREASE) IN NET
                                                   NET INVESTMENT          INVESTMENTS AND         ASSETS RESULTING FROM
                                                       INCOME             FOREIGN CURRENCIES             OPERATIONS
                                                    -----------             --------------             --------------
                                    TOTAL                      PER                       PER                        PER
        QUARTERLY PERIOD            INCOME         AMOUNT     SHARE        AMOUNT       SHARE         AMOUNT       SHARE
------------------------------------------------------------------------------------------------------------------------
December 31, 1993*
 to January 31, 1994............  $  855,302     $  666,958   $.053     $    651,408   $  .051     $  1,318,366   $  .104
February 1, 1994
 to April 30, 1994..............   3,755,934      3,068,100    .242      (30,047,353)   (2.374)     (26,979,253)   (2.132)
May 1, 1994
 to July 31, 1994...............   5,659,468      4,838,529    .382       (4,196,038)    (.332)         642,491      .050
August 1, 1994
 to October 31, 1994............   6,377,379      4,396,866    .347          611,672      .048        5,008,538      .395
November 1, 1994
 to January 31, 1995............   6,109,343      4,500,735    .356      (54,531,478)   (4.308)     (50,030,743)   (3.952)
February 1, 1995
 to April 30, 1995..............   6,621,361      5,010,043    .396       31,740,675     2.508       36,750,718     2.904
May 1, 1995
 to July 31, 1995...............   7,260,442      5,647,319    .446        9,571,130      .756       15,218,449     1.202
August 1, 1995
 to October 31, 1995............   8,164,877      6,466,109    .511        1,986,368      .157        8,452,477      .668
November 1, 1995
 to January 31, 1996............   7,973,433      6,446,891    .509       35,190,168     2.780       41,637,059     3.290
February 1, 1996
 to April 30, 1996..............   7,977,538      6,270,053    .495       (8,530,399)    (.674)      (2,260,346)    (.179)
May 1, 1996
 to July 31, 1996...............   7,736,752      6,151,223    .486        4,345,548      .343       10,496,771      .829
August 1, 1996
 to October 31, 1996............   7,933,368      6,299,516    .498       19,336,837     1.528       25,636,353     2.026

                                    DIVIDENDS AND
                                    DISTRIBUTIONS
                                     -----------          SHARE PRICE
                                                PER        ------------
        QUARTERLY PERIOD            AMOUNT     SHARE     HIGH     LOW
-----------------------------------------------------------------------
December 31, 1993*
 to January 31, 1994............          --      --    $15 1/8 $ 15
February 1, 1994
 to April 30, 1994..............  $4,509,103   $.356     15 1/8   12
May 1, 1994
 to July 31, 1994...............   4,509,103    .356     13 1/2   11 1/8
August 1, 1994
 to October 31, 1994............   4,509,103    .356     12 5/8   10 3/4
November 1, 1994
 to January 31, 1995............   4,509,103    .356     11 3/4    9 1/4
February 1, 1995
 to April 30, 1995..............   4,509,103    .356     11 1/8    9 3/8
May 1, 1995
 to July 31, 1995...............   4,509,105    .356     11 3/4   10 3/4
August 1, 1995
 to October 31, 1995............   4,509,105    .356     11 5/8   11
November 1, 1995
 to January 31, 1996............   4,509,110    .356     13 3/8   11 1/8
February 1, 1996
 to April 30, 1996..............   4,509,109    .356     13 1/2   12 1/8
May 1, 1996
 to July 31, 1996...............   4,509,113    .357     13 3/8   12 5/8
August 1, 1996
 to October 31, 1996............   4,509,111    .356     14 1/4   13 1/4

--------------------------------------------------------------------------------

* Commencement of investment operations.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                              DECEMBER 31, 1993*
                                                         YEAR ENDED          YEAR ENDED            THROUGH
                                                      OCTOBER 31, 1996    OCTOBER 31, 1995     OCTOBER 31, 1994
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............       $  10.71            $  11.31             $  14.03++
                                                          --------            --------             --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............................           1.99                1.71                 1.02
Net realized and unrealized gain (loss) on
  investments......................................           3.98                (.89)               (2.60)
                                                          --------            --------             --------
    Total from investment operations...............           5.97                 .82                (1.58)
                                                          --------            --------             --------
LESS DISTRIBUTIONS:
Dividends from net investment income...............          (1.43)              (1.37)               (1.01)
Distributions in excess of net investment income...             --                (.05)                (.06)
                                                          --------            --------             --------
    Total distributions............................          (1.43)              (1.42)               (1.07)
                                                          --------            --------             --------
Offering costs with respect to issuance of
  shares...........................................             --             --                      (.07)
                                                          --------            --------             --------
Net asset value, end of period.....................       $  15.25            $  10.71             $  11.31
                                                          ========            ========             ========
Market price per share, end of period..............       $  14.00            $ 11.375             $  10.75
                                                          ========            ========             ========
TOTAL INVESTMENT RETURN(A).........................         37.34%              20.61%               (16.55)%+
RATIOS TO AVERAGE NET ASSETS:
    Total expenses.................................          3.91%               5.04%                2.90%#
    Operating expenses.............................          1.44%               1.42%                1.36%#
    Interest expense...............................          2.47%               3.62%                1.54%#
    Net investment income..........................         15.25%              16.70%               10.24%#
SUPPLEMENTAL DATA:
    Net assets, end of period (000)................       $193,014            $135,540             $143,159
    Average net assets (000).......................       $165,059            $129,516             $151,954
    Portfolio turnover rate........................            97%                101%                  13%
    Asset coverage for Loan outstanding............           422%                326%                 339%
    Weighted average bank loan (000)...............       $ 60,000            $ 60,000             $ 39,934
    Weighted average interest rate on bank loan....          6.80%               7.83%                5.88%#

--------------------------------------------------------------------------------

   * Commencement of investment operations.
 (a) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for periods of less than one full year are not annualized.
   + Based on beginning period price of $14.03 (initial offering price of $15.00 less sales load of $.975) and end of period market value of $10.75 per share.
  ++ Net asset value immediately after closing of initial public offering was
     $13.96.
   # Annualized.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Salomon Brothers Worldwide Income Fund Inc

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Worldwide Income Fund Inc (the "Fund") at October 31, 1996, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period December 31, 1993 (commencement of operations) through October 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmation from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
December 23, 1996

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

PURSUANT TO CERTAIN RULES OF THE SECURITIES AND EXCHANGE COMMISSION, THE FOLLOWING ADDITIONAL DISCLOSURE IS PROVIDED.

--------------------------------------------------------------------------------
FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT PLAN

1. Each shareholder initially purchasing shares of common stock ("Shares") of Salomon Brothers Worldwide Income Fund Inc (the "Fund") on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment Plan (the "Plan"), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent (the "Agent"). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of "street name" and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a "Participant." The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a "market premium"), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a "market discount"), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the "ex-dividend" date next succeeding the dividend or distribution payment date.

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

(ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. The open-market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

8. The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

9. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

10. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

11. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

12. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective on the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant's Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

13. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

14. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ("Nominee Holders"), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

15. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

16. All correspondence concerning the Plan should be directed to the Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

-----------
DIRECTORS

CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated

THOMAS W. BROCK
      Chairman and Chief Executive Officer,
      Salomon Brothers Asset Management Inc

DANIEL P. CRONIN
      Vice President -- General Counsel,
      Pfizer International Inc.

ALLAN C. HAMILTON
      Consultant; formerly Vice President
      and Treasurer, Exxon Corp.

MICHAEL S. HYLAND
      Managing Director, Salomon Brothers Inc
      President, Salomon Brothers
      Asset Management Inc

RIORDAN ROETT
      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of
      Advanced International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE
      Henry J. Braker
      Professor of Commercial Law,
      The Fletcher School of Law & Diplomacy, Tufts University

---------
OFFICERS

MICHAEL S. HYLAND
      Chairman and President

THOMAS FLANAGAN
      Executive Vice President

PETER J. WILBY
      Executive Vice President

LAWRENCE H. KAPLAN
      Executive Vice President
      and General Counsel

ALAN M. MANDEL
      Treasurer

LAURIE A. PITTI
      Assistant Treasurer

TANA E. TSELEPIS
      Secretary

JENNIFER MUZZEY
      Assistant Secretary
----------------------
SALOMON BROTHERS

WORLDWIDE INCOME FUND INC
      Seven World Trade Center
      New York, New York 10048
      For information call (toll free)
      1-800-SALOMON

INVESTMENT ADVISER AND ADMINISTRATOR
      Salomon Brothers Asset Management Inc
      Seven World Trade Center
      New York, New York 10048

SUB-ADMINISTRATOR
      Prudential Mutual Fund Management, Inc.
      One Seaport Plaza
      New York, New York 10292

CUSTODIAN
      Brown Brothers Harriman & Co.
      40 Water Street
      Boston, MA 02109

TRANSFER AGENT
      American Stock Transfer & Trust Company
      40 Wall Street
      New York, New York 10005

INDEPENDENT ACCOUNTANTS
      Price Waterhouse LLP
      1177 Avenue of the Americas
      New York, New York 10036

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
      SBW

-------------------------------------------------------------------------------
 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.
-------------------------------------------------------------------------------
    This report is for stockholder information.
   This is not a prospectus intended for use in
       the purchase or sale of Fund shares.
-------------------------------------------------------------------------------

                                                   SALOMON BROTHERS
                                                   WORLDWIDE INCOME FUND INC


                                                   ANNUAL REPORT
                                                   OCTOBER 31, 1996


                                               ---------------------------------
                                               SALOMON BROTHERS ASSET MANAGEMENT
                                               ---------------------------------

AMERICAN STOCK TRANSFER & TRUST COMPANY
40 WALL STREET
NEW YORK, NEW YORK 10005


  ---------------------
        BULK RATE
       U.S. POSTAGE
           PAID
    STATEN ISLAND, NY
        PERMIT NO.
           169
  ---------------------